SafeSpace Global Corporation

AI-Powered Physical Safety Platform

Identify. Detect. Alert.

OTCID: SSGC

SafeSpace

Updated: May 1, 2026

SafeSpace

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our anticipated development timelines, product roadmap, market opportunities, business strategy, expected financial performance, future funding needs, planned operational milestones, and any other statements that are not historical facts.

These statements are based on current expectations, estimates, projections, and assumptions, and involve risks and uncertainties that could cause actual results to differ materially. Factors that may cause such differences include, among others, risks related to product development, regulatory approvals, market acceptance, competition, financing, operational execution, and other risks described in the Company’s public filings and disclosures.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events, or otherwise, except as required by law.

No Offer to Sell or Solicitation of an Offer to Buy

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

SafeSpace

AI-Powered Physical Safety Platform

Vision. Mission. Values.

VISION

To be the global leader in applied multimodal AI technology

MISSION

"We Help Save Lives."

CORE VALUES

Customers Come First	Technology That Matters	Integrity	Have Fun Increasing Value

Executive Team & Organizational Readiness

New Functional Departments Built for Scale



Scott Boruff
CEO & CHAIRMAN OF THE BOARD



Dustin Hillis
PRESIDENT & CHIEF STRATEGY OFFICER



Anand Ijju
CHIEF TECHNOLOGY OFFICER



Pete Coulter
CHIEF INFORMATION OFFICER

VP, AI & Technical Delivery

Shaun Kancherla



Oversees AI product roadmap and operational integration across all 4 verticals.

VP, Operations

Andy Sperry



Builds scalable operational infrastructure to support rapid multi-vertical growth.

Sales Lead

Kelly Brown



Drives direct and channel sales across Education, Correctional Facilities, Transportation and Healthcare.

Marketing Director and Head of IR

Carmel Fisher



Leads Investor Relations projects and communications. Builds brand presence, lead generation, and channel partner Marketing.

18-Month Transformation Timeline

Aug 2024 → May 2026

In the Beginning

Bootstrapped.
Only 10 people.
Triangular reverse-merger.

CSO Hired — Aug 2024

Dustin Hillis joins HITC as Chief Strategy Officer. Stock: $0.06.
3 months company assessment.

Capital Strategy — Q4 2024

Friends & Family
$10mm round architected.
Investor outreach begins.

President — Jan 2025

Hillis promoted.
Rebrand to SafeSpace Global Launched.

$10M Raised

F&F round closed at $0.10–$0.12/share.
First major milestone.

Tech Overhaul — April 2025

New CTO team hired.
India office opened.
40+ AI engineers.

Team Build Out: 80+ ppl

Sales Team – 5+ people
Tech Team – 50+ people
Ops Team – 10+ people
Exec Team – 10+ people
Marketing Team – 5+ people

Strategic Partnerships

911inform (Partner)
BMRT (LOI)
SaS Halo (LOI)
VMS API Partners

Product Lauch Live — Feb 2026

8 new contracts signed.
6 locations installed.
2 products working live.

Result: In 18 months, HITC transformed from a zero-cash single-vertical startup into SafeSpace Global; a funded, multi-vertical AI technology company with live products and channel partnerships.

The Journey So Far

18 Months.
Massive Transformation.

"We Help Save Lives."

$10M Raised in 6 Months	**4 Verticals** Launched	**40+ AI Engineers** India Team
Live Products in the Market	**8 New Contracts** Signature HealthCARE & Wayman Place	**10,000+ Schools & Senior Living Facilities** Pipeline Access

Details in Appendix

$6M Friends & Family Round

Opens May 1, 2026 · $.20/share · $100K minimum

Where We Started

In August 2024, HITC was trading at $0.06; a bootstrapped, 10-person company at pre-revenue stage and a single vertical in beta.

The First Two Rounds

Our first two funding rounds raised $10M from a committed network of supporters at $0.10–$0.12 per share; validating early belief in the platform and providing the runway to build our IP portfolio and technology foundation.

This round is structured differently. Investors will be subject to a 24-month lockup, aligning our capital base with our commercialization timeline and positioning the company for potential uplisting to a national exchange.

Where We Are Heading

This $6M bridge round at $0.20 per share, with a 24-month lockup, extends our runway and funds the milestones required to pursue NYSE American uplisting. Upon achieving applicable listing standards, we intend to raise additional institutional capital to sustain and accelerate that growth.

$0.06
Share price (Aug 2024)

$10M Raised
F&F rounds at $0.10–$0.12/share (2024–2025)

$4.00
NYSE listing threshold (2026)

$.20/share
This round opens May 1 · $6M · Min. $100K

This offering involves significant risk. Forward-looking statements are not guarantees of future performance.

What the $10M Built

Aug 2024 to April 2026 | 18 Months of Transformation

Where we were. Where we are. The $10M did this.

BEFORE **August 2024**	AFTER **April 2026**
TEAM 10-person company. Legacy CTO. No dedicated AI engineering capacity.	TEAM **40+ engineers** Dedicated India AI hub. New CTO team in place.
TECH Single product. Concept stage. Bootstrapped, no revenue.	TECH **Multi-modal real-time AI platform** Technical stack built. Multi-layered robust AI detection system.
FOCUS 1 vertical. No clear path to scale.	FOCUS **2 verticals locked** Senior Living and Schools.

PROOF IT'S WORKING

8 hours → 8 minutes

Investigation AI cuts incident review time. Saving time. Saving lives. Live in production today.

Inside the Platform

Four Layers | Edge to Cloud | Vendor-Agnostic

What the customer sees is one product. What runs underneath it is years of work.

01

WHAT THEY SEE

Customer Experience

One console. One alert stream. One investigation interface. The complexity stays under the hood, where it belongs.

Alert Console | Twilio SMS | Live VMS | Investigations Search

02

ROUTING & INTELLIGENCE

Cloud Orchestration

Multi-tenant cloud platform that routes safety events, runs natural-language investigations, and integrates with partner systems like 911Inform.

Azure VMSS | Service Bus | RAG Search | Multi-Tenant

03

THE INTEGRATION MOAT

AI Model Suite

A coordinated stack of specialized AI models running together in real time. Anyone can train one model. Orchestrating many is years of work.

Facial Recognition | Vision-Language | Object Detection | Audio Analytics | LPR | Weapons Detection

04

THE FOUNDATION

Edge AI & Ingest

On-premises inference for sub-second detection. Works with the customer's existing cameras. Sensitive video stays in the building.

SafeCore Hardware | Silicon Agnostic | Model Agnostic | Vendor-Agnostic

Where the $6M Goes

$6M extends runway to cash flow neutral. Here is what it funds, and what it produces.

THE SOURCE

THE INVESTMENT

THE OUTCOME

$6M

Friends and Family

Extends runway. Keeps high-quality team intact. Bridges to cash flow neutral.

Operating Model

2 Delivery Engines
Technical Delivery: product requirements through engineering to release. Customer Delivery: deployment, installation, customer experience.

Critical Hires

Head of TPM + targeted roles
Head of Technical Product Management joining to scale velocity. Targeted hires aligned to MVP completion. Every role tied to a deliverable.

MVP Completion

Senior Living + Schools
Finish what the $10M started. Senior Living MVP shippable. Schools weapons MVP through engineering. Both verticals ready to sell.

Scale

Operating model that lets us deliver at velocity, not chaos.

Velocity

Right people in the right roles to ship the MVP and beyond.

Revenue

Two sellable products. Contract growth. Cash flow neutral.

Senior Living: Market Leadership

Superior Product | Better Price | Government-Backed Reimbursement

Feature	SafeSpace Global	WanderGuard (Competitor)
Core Technology	Facial Recognition AI	RFID Wristband Tags
Real-Time AI Detection	✓ Yes	✗ No
Investigation Module	✓ Integrated	✗ Separate/None
CMS Reimbursement Eligible	✓ Yes (Dr. Oz/CMS)	Limited
Price Point	Superior Value	Higher Cost
Scalability	Multi-Vertical AI	Single-use hardware

Senior Living Market Opportunity

*6 in 10 Individuals (living with dementia) will wander.

- Operational risk equals legal exposure.
- Facial recognition AI delivers faster, more accurate detection than RFID alternatives and SafeSpace's price point undercuts the incumbent at scale.

*Source: Alzheimers Association

CMP Reinvestment Program

Regulatory Tailwinds

SafeSpace Global *leading Policy Change*

As of March 2026

CMP Reinvestment Fund

Millions in federal fines returned to states to fund Quality Improvement.

AI restriction removed so facilities can apply for grants to purchase SafeSpace.

Total Funding Requested

Person-Centered alignment: CMS prioritizes non-restrictive technology.

Sales can use this to bypass capital budget restrictions.


4/16

CEO, Scott M. Boruff and President, Dustin Hillis meet with Dr. Oz to address lifting the AI-restrictions... successfully.

CMP: *Civil Monetary Penalty* Reinvestment Initiative

11 States

Multi-state
application coverage

143 Facilities

Across 6 healthcare
operator partners

$4.68M

Total combined
funding requested

3 Years

Per-application
funding term

2 Tracks

Technology + Quality
of Life per facility

$194.9M

Combined CMP pool
available across states

Education: Owning the School Safety Market

Pending BMRT Partnership | 3-Year Capture Strategy
Contingent on signed exclusives

US K-12 Schools	School Safety Market	Pending AEPA Access, *National Co-op*	911inform Access
130,000+	**$3.5B**	**10,000+**	**700**
Total addressable	*US annual spend (2025)*	*Schools via contract*	*Schools*

Competitive Landscape: School Safety AI

ZeroEyes	Gun detection only	High price point, limited AI scope
Evolv Technology	Physical weapon scanners	Expensive hardware, single-use
SaferWatch	Emergency Reporting Platform	No AI detection capability
SafeSpace	ONLY one with weapons detection and facial recognition.	

3-Year Market Capture Plan

- **2026** Seed: 911inform (700 schools) + Coming partnerships
- **2027** Scale: Applied for AEPA contract activation (10,000+ schools)
- **2028** Dominate: Multi-state expansion through channel partnerships

Goal: Capture 10%+ of addressable school safety market within 36 months through channel multiplier strategy

Channel Partners:
Unlocking Massive Market Access - K-12 Schools

Multiplier Effect Through Strategic Partnerships

911inform

EDUCATION

Integrating with the 911inform platform, will position SafeSpace to unlock access to their entire existing customer base: 700 schools across 13,000 buildings, with no additional sales cycle required per location.

700 schools
13,000 buildings

Multiple Partnerships

EDUCATION / AEPA

Conversations underway to complete deeper vertical penetration

Channel partner in Colorado. Upon successful deployment, their contract with the Association of Educational Purchasing Agencies (AEPA) unlocks access to 10,000+ schools nationwide; a transformational opportunity for the education vertical.

10,000+ schools
via AEPA contract

BMRT

SCHOOL SAFETY

Signed LOI
Exclusive agreement ***pending***

One-for-one concealed weapons detection technology partnership. Positions SafeSpace to capture significant share of the school safety market, competing directly against ZeroEyes and other incumbents through superior AI.

Weapons' detection
for Schools

Combined channel access: 10,700+ schools | 13,000+ buildings; without building a direct sales force for each location

Market Comparables – SaaS AI Safety & Security Sector

Company	ARR / Revenue (TTM)	Rev Multiple	Est. EV	Category	Note
Verkada	$500M	12.5×	**$5.8B**	Physical Security AI/SaaS	Cloud-native, multi-vertical
Motorola Avigilon	$2.1B	7.3×	**$16.8B**	Video Intelligence, Enterprise	Mature player, lower multiple
ZeroEyes	$25M	20×	**$500M**	AI Weapons Detection	High-growth startup, VC-backed
Evolv Technology	$145M	7.5×	**$1.09B**	AI Weapons Screening	Publicly traded (EVLV)
AlertMedia	$100M	10×	**$1.0B**	Emergency Notification SaaS	PE-backed, SaaS model
SafeSpace Global	**$145M (FY2029P)**	**10–20×**	**$1.45B–$2.9B**	**Multi-Vertical AI Safety**	**4 verticals, SaaS AI**

WHY SAFESPACE COMMANDS A PREMIUM MULTIPLE

4 Verticals

K-12 Schools, Correctional Facilities, Senior Living, Transportation

AI-Native

Facial recognition + applied multimodal AI = not retrofitted

SaaS Recurring

Subscription model drives high-quality ARR

Channel Scale

10,000+ schools via AEPA without direct sales cost

Government Backed

CMS reimbursement pathway reduces customer friction

FY2026 Financial Priorities

01

Secure FY2026–2027 Financing Runway

$10–15M Target

Actively pursuing bridge financing to extend operational runway while advancing commercialization activities. Management believes a successful raise in the $10–15M range would meaningfully reduce the path to EBITDA improvement, with internal targets reflecting a narrowing operating loss through FY2027

02

Hire Full-Time CFO (Q2 2026)

In Progress

SafeSpace intends to hire an experienced public company CFO to lead financial reporting, investor relations, and capital markets strategy: strengthening governance infrastructure and institutional investor credibility ahead of anticipated growth milestones.

03

Activate Channel Revenue Multipliers

FY2027 Revenue Target

Identified several channel partnerships and distribution relationships it believes have the potential to drive meaningful revenue growth in FY2027. These include opportunities in the K-12 education, healthcare, and public safety sectors.

911inform integrations are underway (700 schools / 13K buildings). AEPA activation (10,000+ schools). Signature HealthCARE expansion (7 signed + pipeline).

04

Drive to EBITDA Positive (FY2028)

FY2028 Internal Target

Management's internal model anticipates meaningful revenue scaling through FY2028 as licensing relationships mature. If revenue targets are achieved, the Company believes its asset-light model supports strong margin expansion.

Maintain cost discipline while scaling revenue.

05

Build Long-term Enterprise Value

FY2029 Outlook

If the Company achieves its internal revenue targets and market conditions remain favorable, management believes SSGC has the potential to reach a significant enterprise value milestone by FY2029, based on comparable SaaS AI company valuation multiples.

The Investment Thesis

SafeSpace Global

A Revenue-Generating AI-powered Physical Safety Platform at Commercial Inflection

$742K → $145.5M Revenue | $0 → $48.3M EBITDA | $1.74B+ Enterprise Value

$13.9B
Total Addressable
Market across 4 verticals

327%
Projected 3-Year Revenue
CAGR (FY2026–FY2029)

34%+*
Target EBITDA Margin
If revenue milestones achieved

$3.9M
Current cash position
(January 31, 2026)

$0
Zero-Debt.
Plus no new investor capital anticipated post-FY2028, if targets met

$$$B+
Significant Long-term enterprise value potential based on comparable SaaS multiples

"We Help Save Lives."

Figures based on the publicly-disclosed news about SafeSpace transitioning to revenue-generating.
See PR for March 20, 2026 and our latest 10-Q, filed March 17, 2026 at SEC.gov.
*Based on management's internal projections and pipeline assumptions. Actual results may differ materially.

SafeSpace

Thank You.

Website:
www.safespaceglobal.ai

Email:
Investors@safespaceglobal.ai

Prepared By: SafeSpace Global Investor Relations

IR Contact: Carmel Fisher | Head of Investor Relations
investors@safespaceglobal.ai